UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2007

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices)   (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc. and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides.

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2007, we entered into Indemnification Agreements with each of our executive officers and members of our Board of Directors, each of which we refer to as an “Indemnitee.” The forms of the Indemnification Agreements are substantially the same, except that one is for our executive officers, one is for our directors and one is for individuals serving as both executive officers and directors.

The Indemnification Agreements provide, subject to the procedures, limitations and exclusions set forth in the agreements: (i) that we will indemnify the Indemnitee to the fullest extent permitted by applicable law in the event the Indemnitee is, or is threatened to be made, a party to or a participant in an action, suit or other proceeding by reason of the fact that the Indemnitee is or was one of our directors or officers or is or was serving at our request as a director, officer, employee, agent or fiduciary of another enterprise; (ii) that we will advance, to the fullest extent not prohibited by applicable law, the expenses incurred by the Indemnitee in connection with any such proceeding; (iii) that the rights of the Indemnitee under the agreement are in addition to any other rights the Indemnitee may have otherwise; and (iv) that the agreement shall continue until and terminate upon 10 years after the latest date that the Indemnitee shall have ceased to serve as one of our directors or officers or as a director, officer, employee, agent or fiduciary of any other enterprise at our request, or later under specified circumstances.

The foregoing summary of the Indemnification Agreements is qualified in its entirety by reference to the full text of such agreements, which are filed as exhibits to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Indemnification Agreement between Arena Pharmaceuticals, Inc. and its directors
10.2	Form of Indemnification Agreement between Arena Pharmaceuticals, Inc. and its executive officers
10.3	Form of Indemnification Agreement between Arena Pharmaceuticals, Inc. and individuals serving as its directors and executive officers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2007	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement between Arena Pharmaceuticals, Inc. and its directors
10.2	Form of Indemnification Agreement between Arena Pharmaceuticals, Inc. and its executive officers
10.3	Form of Indemnification Agreement between Arena Pharmaceuticals, Inc. and individuals serving as its directors and executive officers